                                                                    Exhibit 99.2

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR1

                               Marketing Materials

                      $[158,367,204] (Approximate Notional)
                              Class X Certificates

                            [Washington Mutual LOGO]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------

Trading                           Brendan Garvey               (212) 526-8315
                                  Brian Hargrave               (212) 526-8320
                                  Rich McKinney                (212) 526-8320

Syndicate                         Kevin White                  (212) 526-9519
                                  Daniel Covello               (212) 526-9519

Residential Finance               Sam Tabet                    (212) 526-7512
                                  Matt Lewis                   (212) 526-7447
                                  Shiv Rao                     (212) 526-6205
                                  Martin Priest                (212) 526-0212

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        1            RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                           Date Prepared: January 21, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR1 $[158,367,204] (Approximate Notional, Subject to +/- 5% Variance)

                           Interest Only Certificates
                   Adjustable Rate Residential Mortgage Loans

====================================================================================================================
           Principal (2)   WAL (Yrs) to Auct    Pmt Window (Mths)   Interest
              Amount          or Wtd Avg       to Auct or Wtd Avg     Rate                        Expected Ratings
Class(1)     (Approx.)        Roll/Mat(3)         Roll/Mat(3)         (%)       Tranche Type     [Moody's/S&P/Fitch]
--------   -------------   -----------------   ------------------   --------   ---------------   -------------------
   A-1     $[355,455,000]       0.50/NA              1-12/NA         1.71(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-2     $[279,374,000]       1.50/NA             12-25/NA         2.92(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-3     $[230,683,000]       2.60/NA             25-39/NA         3.72(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-4     $[201,852,000]       4.00/NA             39-58/NA         4.13(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-5     $[326,065,000]       4.83/NA               58/NA          3.97(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-6     $[482,490,000]      2.59/3.32           1-59/1-360        4.56(5)      Senior PT         [Aaa/AAA/AAA]
   B1      $ [20,264,000]      4.31/5.97           1-59/1-360            (6)     Subordinate         [Aa2/AA/AA]
   B2      $ [15,440,000]      4.31/5.97           1-59/1-360            (6)     Subordinate          [A2/A/A]
   B3      $  [7,720,000]      4.31/5.97           1-59/1-360            (6)     Subordinate       [Baa2/BBB/BBB]
    X         Notional(7)         N/A                 1-58           4.00         Senior IO         [Aaa/AAA/AAA]
--------------------------------------------------------------------------------------------------------------------
    R      $         100                Not Offered Hereby                     Senior/Residual      [Aaa/AAA/AAA]
------------------------                                                       -------------------------------------
   B4      $  [2,895,000]                                                        Subordinate         [Ba2/BB/BB]
   B5      $  [2,895,000]          Privately Offered Certificates                Subordinate          [B2/B/B]
   B6      $  [4,825,205]                                                        Subordinate         [NR/NR/NR]
====================================================================================================================
  Total:   $[1,929,958,305]

(1) As described herein the Sequential Senior Certificates are subject to a Mandatory Auction Call (as described below).

(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5% in the case of the Senior Certificates and 10% in the case of the Subordinate Certificates.

(3) WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date using the Pricing Speed. The WAL and Payment Window for the Pass Through Senior Certificates are shown to the Weighted Average Roll Date, as described herein.

(4) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Sequential Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the related Adjusted Net WAC Cap of the Mortgage Loans, as described herein. For every Distribution Date after the Auction Distribution Date, the interest rate for the Sequential Senior Certificates will be equal to the Net WAC of the Mortgage Loans, as defined below.

(5) For every Distribution Date on or prior to the Weighted Average Roll Date (as described herein), the Pass Through Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the interest rate for the Pass Through Senior Certificates will be equal to the Net WAC of the Mortgage Loans.

(6) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the weighted average of the Net Rate for each Mortgage Loan (such weighted average, the "Net WAC"). For the initial Distribution Date, the Net WAC is expected to be approximately 4.57%.

(7) For every Distribution Date, the Class X Certificates will receive interest in an amount equal to the sum of (A) 1/12th the product of (x) the aggregate principal balance of the Sequential Senior Certificates and (y) the excess of the Net WAC over 4.13% and (B)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        2            RESIDENTIAL MORTGAGE FINANCE

     1/12th the product of (x) the principal balance of the Class A-6 Certificates and (y) the excess of the Net WAC over the interest rate on the Class A-6 Certificates. The Class X Notional Balance will be adjusted in each period so that such amount of interest will be equal to the Notional Balance multiplied by 4.00% per annum, as described herein. The initial Notional balance is expected to be approximately $[158,367,204]. After the Auction Distribution Date, the Class X Certificates will no longer be entitled to distributions..

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        3            RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:          Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                 Washington Mutual Bank, FA ("WMBFA").

Lead Manager:             Lehman Brothers

Co-Managers:              Bear Stearns Co. Inc. and Greenwich Capital Markets,
                          Inc.

Dealer:                   WaMu Capital Corp., a Washington Mutual, Inc. Company.

Trustee:                  Deutsche Bank National Trust Company.

Rating Agencies:          Moody's, S&P and Fitch will rate the Senior
                          Certificates and the Class B-1, Class B-2, Class B-3,
                          Class B-4 and Class B-5 Certificates. The Class B-6
                          Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:             January 1, 2003.

Expected Pricing Date:    January [22], 2003.

Closing Date:             January 28, 2003.

Distribution Date:        The 25th of each month (or if such day is not a
                          business day, the next succeeding business day), commencing in February 2003.

Certificates:             The "Senior Certificates" will consist of the Class
                          A-1, Class A-2, Class A-3, Class A-4 and Class A-5
                          Certificates (together the "Sequential Senior
                          Certificates"), Class A-6 (the "Pass Through Senior
                          Certificates"), the Class X Certificates and the Class
                          R Certificate. The "Class A Certificates" will be the
                          Sequential Senior Certificates and the Pass Through
                          Senior Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                          Class B-4, Class B-5 and Class B-6 Certificates. The
                          Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and the Class
                          B-1, Class B-2 and Class B-3 Certificates (the "Public
                          Subordinate Certificates" and together with the Senior
                          Certificates, the "Offered Certificates") are being offered publicly hereby.

Master Servicing
Servicing Fee and
Variable Servicing Fee:   The Master Servicing Fee will be a fixed rate equal to
                          0.05% per annum and the Servicing Fee will be a fixed rate equal to [0.68]% per annum. The variable servicing fee will be an amount equal to the 1/12th product of (i) the aggregate principal balance of the Senior Sequential Certificates, and (ii) the excess of
                          (x) the lesser of [4.13]% and the Net WAC over (y) the weighted average coupon of the Senior Sequential
                          Certificates.

Accrued Interest:         The Class A-1 Certificates settle flat. The remaining
                          Senior Certificates and the Public Subordinate
                          Certificates settle with accrued interest. The price to be paid by investors for the remaining Senior
                          Certificates and the Public Subordinate Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (27 days).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        4            RESIDENTIAL MORTGAGE FINANCE

Interest Accrual
Period: The interest accrual period for the Class A-1 for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis).

                          The interest accrual period with respect to the remaining Senior Certificates and the Public Subordinate Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:             The Offered Certificates will be made available in
                          book-entry form through DTC.

Federal Tax Treatment:    It is anticipated that the Pass Through Senior and
                          Public Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. On or prior to the Auction Distribution
                          Date, the Class X Certificates will be treated as REMIC regular interests coupled with an interest in an interest rate cap agreement and the Sequential Senior
                          Certificates will be treated as REMIC regular interests coupled with an interest in an interest rate cap agreement and an interest in an auction, and thereafter the Sequential Senior Certificates will be treated as REMIC regular interests. The Class R
                          Certificates will be treated as REMIC residual interests for federal tax income purposes.

ERISA Eligibility:        The Class A Certificates and the Public Subordinate
                          Certificates are expected to be ERISA eligible, subject to limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and the Public
                          Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:          The Senior Certificates and the Class B-1 Certificates
                          are expected to constitute "mortgage related securities" for purposes of SMMEA.

Auction Administrator:    Deutsche Bank National Trust Company.

Mandatory Auction:        Five business days prior to the Distribution Date in
                          November 2007 (the "Auction Distribution Date"), the
                          Auction Administrator will auction the Sequential
                          Senior Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction
                          Administrator who will then distribute an amount equal to the Par Price to the holders of the Class A
                          Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective
                          Certificates to the Auction Administrator.

                          The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Weighted Average Roll
Date:                     The Distribution Date in December 2007.

Swap Counterparty:        Wells Fargo Bank ("WFB") will guarantee the
                          obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of WFB are rated "AA-" by S&P, "AA" by Fitch and "Aa1" by Moody's.

Auction Price:            The price at which the Auction Administrator sells
                          each of the Sequential Senior Certificates to the third-party investors.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        5            RESIDENTIAL MORTGAGE FINANCE

Par Price:                With respect to each of the Class A-1 Certificates,
                          the principal balance of the related Class A
                          Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution Date.

                          With respect to each of the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, the sum of (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

Optional Termination:     The terms of the transaction allow for a termination
                          of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                          Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Senior Certificate
Interest Payable:         The Senior Certificates will generally accrue interest
                          at the fixed interest rates set forth on page 2. To the extent that the Net WAC for a Distribution Date is less than the fixed interest rate for a given class of Sequential Senior Certificates (a "Capped Class"), such class may receive interest up to the amount of interest shortfall it would have incurred had its interest rate for such Distribution Date been limited by the Net WAC (the "Net WAC Shortfall").

                          The interest payable on a Capped Class may be increased by an amount up to its Net WAC Shortfall by redirecting interest otherwise payable to the Variable Servicing Fee for such Distribution Date. The aggregate amount of such Variable Servicing Fee available to pay Net WAC Shortfalls is referred to as the "Available Variable Servicing Fee Redirected Amount".

                          The additional interest payable to each Capped Class to cover its Net WAC Shortfall (the "Cap Coverage Amount") is equal to the lesser of (a) its Net WAC Shortfall and (b) the product of (x) the Available Variable Servicing Fee Redirected Amount and (y) the ratio of its Net WAC Shortfall to the aggregate Net WAC Shortfall for all Capped Classes. The interest rate paid to each Capped Class including its Cap Coverage Amount is equal to its Adjusted Net WAC Cap, as defined below.

Adjusted Net WAC Cap:     With respect to any Capped Class, the sum of (i) the
                          Net WAC and (ii) the product of 12 and a fraction, the numerator of which is its Cap Coverage Amount and the denominator of which is the principal balance of such Class immediately prior to such Distribution Date.

Mortgage Loans:           As of the Cut-off Date, the aggregate principal
                          balance of the statistical calculation mortgage loans is approximately $1,929,958,305 (the "Mortgage
                          Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). As of the Cut-off Date, approximately 72.62% of the Statistical Calculation
                          Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Mortgage
                          Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        6            RESIDENTIAL MORTGAGE FINANCE

                          The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of 5%, in the case of the Senior Certificates, and 10%, in the case of the Subordinate Certificates, from the amounts shown on the front cover hereof.

Credit Enhancement:       Senior/subordinate, shifting interest structure. The
                          credit enhancement information shown below is subject to final rating agency approval.

                          Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.

                          Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.75]% total subordination.

                          Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [0.95]% total subordination.

                          Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.55]% total subordination.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        7             RESIDENTAL MORTGAGE FINANCE

Shifting Interest:        Until the first Distribution Date occurring after
                          January 2010, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                          (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                          Certificates has doubled prior to such date, as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                          Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                          The prepayment percentages on the Subordinate Certificates are as follows:

                          Periods:                       Unscheduled Principal Payments (%)
                          --------                       ----------------------------------
                          February 2003 - January 2010           0% of Pro Rata Share
                          February 2010 - January 2011          30% of Pro Rata Share
                          February 2011 - January 2012          40% of Pro Rata Share
                          February 2012 - January 2013          60% of Pro Rata Share
                          February 2013 - January 2014          80% of Pro Rata Share
                          February 2014 and after              100% of Pro Rata Share

                          Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in February 2006 (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in February 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments if the credit enhancement provided by the Subordinate Certificates has at least doubled.

                          Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:          Any realized losses, other than excess losses, on the
                          Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                          Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        8             RESIDENTAL MORTGAGE FINANCE

Certificates Priority
of Distributions:         Available funds from the Mortgage Loans will be
                          distributed in the following order of priority:

                          1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                          2)   The variable servicing fee;

                          3) Class R Certificate, principal, until its balance is reduced to zero;

                          4) To the Class A Certificates, concurrently, paid pro-rata:

                                    (a)  To the Sequential Senior Certificates,
                                         sequentially, principal, until their
                                         respective certificate principal
                                         balances are reduced to zero;

                                    (b)  To the Pass Through Senior
                                         Certificates, principal until their
                                         certificate principal balances are
                                         reduced to zero;

                          5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                          6) Class B-1 Certificates, principal allocable to such Class, until its principal balance has been reduced to zero;

                          7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                          8) Class B-2 Certificates, principal allocable to such Class, until its principal balance has been reduced to zero;

                          9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                          10) Class B-3 Certificates, principal allocable to such Class, until its principal balance has been reduced to zero;

                          11) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                          12)  Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        9             RESIDENTAL MORTGAGE FINANCE

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        10            RESIDENTAL MORTGAGE FINANCE

                           Price-Yield Table: Class X

-----------------------------------------------------------------------------------------
% CPR                 10%                15%                20%                25%
-----------------------------------------------------------------------------------------
Price           Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration
-----------------------------------------------------------------------------------------
    5-04        68.35     0.96     60.95     0.98     53.34     1.01     45.49     1.04
    5-08        66.01              58.66              51.12              43.33
    5-12        63.77              56.48              48.99              41.26
    5-16        61.64              54.40              46.96              39.29
    5-20        59.59              52.40              45.02              37.40

    5-24        57.64     1.08     50.49     1.11     43.16     1.14     35.60     1.17
    5-28        55.76              48.66              41.38              33.87
    6-00        53.96              46.91              39.67              32.21
    6-04        52.23              45.22              38.03              30.61
    6-08        50.56              43.60              36.45              29.07

    6-12        48.96     1.19     42.03     1.22     34.93     1.25     27.60     1.29
    6-16        47.42              40.53              33.46              26.17
    6-20        45.93              39.07              32.05              24.80
    6-24        44.49              37.67              30.68              23.47
    6-28        43.10              36.32              29.36              22.19

    7-00        41.75     1.30     35.01     1.33     28.09     1.37     20.96     1.41
    7-04        40.45              33.74              26.86              19.76
    7-08        39.20              32.51              25.66              18.60
    7-12        37.98              31.32              24.51              17.48
    7-16        36.79              30.17              23.39              16.39

    7-20        35.65     1.40     29.05     1.43     22.30     1.47     15.33     1.52
    7-24        34.53              27.96              21.24              14.31
    7-28        33.45              26.91              20.22              13.31
    8-00        32.40              25.89              19.22              12.34
    8-04        31.38              24.89              18.25              11.40

    8-08        30.38     1.49     23.92     1.53     17.31     1.57     10.49     1.62
    8-12        29.42              22.98              16.39               9.60
    8-16        28.47              22.06              15.50               8.73
    8-20        27.55              21.16              14.63               7.88
    8-24        26.66              20.29              13.78               7.06

    8-28        25.79     1.58     19.44     1.62     12.95     1.67      6.26     1.72
-----------------------------------------------------------------------------------------
Average Life          3.71               3.28               2.90               2.56
-----------------------------------------------------------------------------------------
First Int Pay       2/25/2003          2/25/2003          2/25/2003          2/25/2003
-----------------------------------------------------------------------------------------
Last Int Pay       11/25/2007         11/25/2007         11/25/2007         11/25/2007
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
% CPR                 30%                 40%                 50%                 60%
--------------------------------------------------------------------------------------------
Price           Yield   Duration    Yield   Duration    Yield   Duration    Yield   Duration
--------------------------------------------------------------------------------------------
    5-04        37.35     1.07      20.11     1.15       0.15     1.21     -24.63     1.26
    5-08        35.25               18.14               -1.71              -26.42
    5-12        33.24               16.27               -3.48              -28.14
    5-16        31.33               14.48               -5.16              -29.78
    5-20        29.50               12.77               -6.78              -31.34

    5-24        27.75     1.21      11.14     1.29      -8.33     1.36     -32.85     1.40
    5-28        26.07                9.57               -9.81              -34.29
    6-00        24.46                8.06              -11.24              -35.68
    6-04        22.91                6.62              -12.61              -37.01
    6-08        21.42                5.23              -13.93              -38.30

    6-12        19.99     1.33       3.89     1.43     -15.20     1.50     -39.54     1.54
    6-16        18.61                2.60              -16.42              -40.73
    6-20        17.28                1.36              -17.60              -41.89
    6-24        15.99                0.16              -18.73              -43.00
    6-28        14.75               -1.00              -19.83              -44.08

    7-00        13.55     1.45      -2.12     1.56     -20.90     1.64     -45.12     1.67
    7-04        12.39               -3.20              -21.93              -46.13
    7-08        11.27               -4.25              -22.92              -47.11
    7-12        10.18               -5.26              -23.89              -48.06
    7-16         9.13               -6.25              -24.82              -48.98

    7-20         8.10     1.56      -7.20     1.68     -25.73     1.76     -49.87     1.79
    7-24         7.11               -8.13              -26.61              -50.74
    7-28         6.14               -9.02              -27.47              -51.58
    8-00         5.21               -9.90              -28.30              -52.40
    8-04         4.30              -10.75              -29.11              -53.20

    8-08         3.41     1.67     -11.57     1.79     -29.90     1.88     -53.98     1.91
    8-12         2.55              -12.38              -30.66              -54.73
    8-16         1.71              -13.16              -31.41              -55.47
    8-20         0.89              -13.92              -32.14              -56.19
    8-24         0.09              -14.67              -32.85              -56.89

    8-28        -0.69     1.77     -15.39     1.90     -33.54     2.00     -57.58     2.02
--------------------------------------------------------------------------------------------
Average Life          2.26               1.76                1.35                1.03
--------------------------------------------------------------------------------------------
First Int Pay       2/25/2003          2/25/2003           2/25/2003           2/25/2003
--------------------------------------------------------------------------------------------
Last Int Pay       11/25/2007         11/25/2007           5/25/2007           5/25/2006
--------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        11           RESIDENTIAL MORTGAGE FINANCE

                                                                       Version 2

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR1

                               Marketing Materials

                      $[158,367,204] (Approximate Notional)
                              Class X Certificates

                            [Washington Mutual LOGO]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------

Trading                           Brendan Garvey               (212) 526-8315
                                  Brian Hargrave               (212) 526-8320
                                  Rich McKinney                (212) 526-8320

Syndicate                         Kevin White                  (212) 526-9519
                                  Daniel Covello               (212) 526-9519

Residential Finance               Sam Tabet                    (212) 526-7512
                                  Matt Lewis                   (212) 526-7447
                                  Shiv Rao                     (212) 526-6205
                                  Martin Priest                (212) 526-0212

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        1            RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                           Date Prepared: January 21, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR1 $[158,367,204] (Approximate Notional, Subject to +/- 5% Variance)

                           Interest Only Certificates
                   Adjustable Rate Residential Mortgage Loans

====================================================================================================================
            Principal(2)   WAL (Yrs) to Auct    Pmt Window (Mths)   Interest
              Amount          or Wtd Avg       to Auct or Wtd Avg     Rate                        Expected Ratings
Class(1)     (Approx.)        Roll/Mat(3)          Roll/Mat(3)        (%)       Tranche Type     [Moody's/S&P/Fitch]
--------   -------------   -----------------   ------------------   --------   ---------------   -------------------
   A-1     $[355,455,000]       0.50/NA              1-12/NA         1.71(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-2     $[279,374,000]       1.50/NA             12-25/NA         2.92(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-3     $[230,683,000]       2.60/NA             25-39/NA         3.72(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-4     $[201,852,000]       4.00/NA             39-58/NA         4.13(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-5     $[326,065,000]       4.83/NA               58/NA          3.97(4)     Senior SEQ         [Aaa/AAA/AAA]
   A-6     $[482,490,000]      2.59/3.32           1-59/1-360        4.56(5)      Senior PT         [Aaa/AAA/AAA]
   B1      $ [20,264,000]      4.31/5.97           1-59/1-360            (6)     Subordinate         [Aa2/AA/AA]
   B2      $ [15,440,000]      4.31/5.97           1-59/1-360            (6)     Subordinate          [A2/A/A]
   B3      $  [7,720,000]      4.31/5.97           1-59/1-360            (6)     Subordinate       [Baa2/BBB/BBB]
    X         Notional(7)         N/A                 1-58           4.00         Senior IO         [Aaa/AAA/AAA]
--------------------------------------------------------------------------------------------------------------------
    R      $         100               Not Offered Hereby                      Senior/Residual     [Aaa/AAA/AAA]
------------------------                                                       -------------------------------------
   B4      $  [2,895,000]                                                        Subordinate         [Ba2/BB/BB]
   B5      $  [2,895,000]          Privately Offered Certificates                Subordinate          [B2/B/B]
   B6      $  [4,825,205]                                                        Subordinate         [NR/NR/NR]
====================================================================================================================
  Total:   $[1,929,958,305]

(1) As described herein the Sequential Senior Certificates are subject to a Mandatory Auction Call (as described below).

(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5% in the case of the Senior Certificates and 10% in the case of the Subordinate Certificates.

(3) WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date using the Pricing Speed. The WAL and Payment Window for the Pass Through Senior Certificates are shown to the Weighted Average Roll Date, as described herein.

(4) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Sequential Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the related Adjusted Net WAC Cap of the Mortgage Loans, as described herein. For every Distribution Date after the Auction Distribution Date, the interest rate for the Sequential Senior Certificates will be equal to the Net WAC of the Mortgage Loans, as defined below.

(5) For every Distribution Date on or prior to the Weighted Average Roll Date (as described herein), the Pass Through Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the interest rate for the Pass Through Senior Certificates will be equal to the Net WAC of the Mortgage Loans.

(6) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the weighted average of the Net Rate for each Mortgage Loan (such weighted average, the "Net WAC"). For the initial Distribution Date, the Net WAC is expected to be approximately 4.57%.

(7) For every Distribution Date, the Class X Certificates will receive interest in an amount equal to the sum of (A) 1/12th the product of (x) the aggregate principal balance of the Sequential Senior Certificates and (y) the excess of the Net WAC over 4.13% and (B)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        2            RESIDENTIAL MORTGAGE FINANCE

     1/12th the product of (x) the principal balance of the Class A-6 Certificates and (y) the excess of the Net WAC over the interest rate on the Class A-6 Certificates. The Class X Notional Balance will be adjusted in each period so that such amount of interest will be equal to the Notional Balance multiplied by 4.00% per annum, as described herein. The initial Notional balance is expected to be approximately $[158,367,204]. After the Weighted Average Roll Date, the Class X Certificates will no longer be entitled to distributions.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        3            RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:          Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                 Washington Mutual Bank, FA ("WMBFA").

Lead Manager:             Lehman Brothers

Co-Managers:              Bear Stearns Co. Inc. and Greenwich Capital Markets,
                          Inc.

Dealer:                   WaMu Capital Corp., a Washington Mutual, Inc. Company.

Trustee:                  Deutsche Bank National Trust Company.

Rating Agencies:          Moody's, S&P and Fitch will rate the Senior
                          Certificates and the Class B-1, Class B-2, Class B-3,
                          Class B-4 and Class B-5 Certificates. The Class B-6
                          Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:             January 1, 2003.

Expected Pricing Date:    January [22], 2003.

Closing Date:             January 28, 2003.

Distribution Date:        The 25th of each month (or if such day is not a
                          business day, the next succeeding business day), commencing in February 2003.

Certificates:             The "Senior Certificates" will consist of the Class
                          A-1, Class A-2, Class A-3, Class A-4 and Class A-5
                          Certificates (together the "Sequential Senior
                          Certificates"), Class A-6 (the "Pass Through Senior
                          Certificates"), the Class X Certificates and the Class
                          R Certificate. The "Class A Certificates" will be the
                          Sequential Senior Certificates and the Pass Through
                          Senior Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                          Class B-4, Class B-5 and Class B-6 Certificates. The
                          Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and the Class
                          B-1, Class B-2 and Class B-3 Certificates (the "Public
                          Subordinate Certificates" and together with the Senior
                          Certificates, the "Offered Certificates") are being offered publicly hereby.

Master Servicing
Servicing Fee and
Variable Servicing Fee:   The Master Servicing Fee will be a fixed rate equal to
                          0.05% per annum and the Servicing Fee will be a fixed rate equal to [0.68]% per annum. The variable servicing fee will be an amount equal to the 1/12th product of (i) the aggregate principal balance of the Senior Sequential Certificates, and (ii) the excess of
                          (x) the lesser of [4.13]% and the Net WAC over (y) the weighted average coupon of the Senior Sequential
                          Certificates.

Accrued Interest:         The Class A-1 Certificates settle flat. The remaining
                          Senior Certificates and the Public Subordinate
                          Certificates settle with accrued interest. The price to be paid by investors for the remaining Senior
                          Certificates and the Public Subordinate Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (27 days).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        4            RESIDENTIAL MORTGAGE FINANCE

Interest Accrual
Period: The interest accrual period for the Class A-1 for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis).

                          The interest accrual period with respect to the remaining Senior Certificates and the Public Subordinate Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:             The Offered Certificates will be made available in
                          book-entry form through DTC.

Federal Tax Treatment:    It is anticipated that the Pass Through Senior and
                          Public Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. On or prior to the Auction Distribution
                          Date, the Class X Certificates will be treated as REMIC regular interests coupled with an interest in an interest rate cap agreement and the Sequential Senior
                          Certificates will be treated as REMIC regular interests coupled with an interest in an interest rate cap agreement and an interest in an auction, and thereafter the Sequential Senior Certificates will be treated as REMIC regular interests. The Class R
                          Certificates will be treated as REMIC residual interests for federal tax income purposes.

ERISA Eligibility:        The Class A Certificates and the Public Subordinate
                          Certificates are expected to be ERISA eligible, subject to limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and the Public
                          Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:          The Senior Certificates and the Class B-1 Certificates
                          are expected to constitute "mortgage related securities" for purposes of SMMEA.

Auction Administrator:    Deutsche Bank National Trust Company.

Mandatory Auction:        Five business days prior to the Distribution Date in
                          November 2007 (the "Auction Distribution Date"), the
                          Auction Administrator will auction the Sequential
                          Senior Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction
                          Administrator who will then distribute an amount equal to the Par Price to the holders of the Class A
                          Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective
                          Certificates to the Auction Administrator.

                          The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Weighted Average Roll
Date:                     The Distribution Date in December 2007.

Swap Counterparty:        Wells Fargo Bank ("WFB") will guarantee the
                          obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of WFB are rated "AA-" by S&P, "AA" by Fitch and "Aa1" by Moody's.

Auction Price:            The price at which the Auction Administrator sells
                          each of the Sequential Senior Certificates to the third-party investors.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        5            RESIDENTIAL MORTGAGE FINANCE

Par Price:                With respect to each of the Class A-1 Certificates,
                          the principal balance of the related Class A
                          Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution Date.

                          With respect to each of the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, the sum of (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

Optional Termination:     The terms of the transaction allow for a termination
                          of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                          Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Senior Certificate
Interest Payable:         The Senior Certificates will generally accrue interest
                          at the fixed interest rates set forth on page 2. To the extent that the Net WAC for a Distribution Date is less than the fixed interest rate for a given class of Sequential Senior Certificates (a "Capped Class"), such class may receive interest up to the amount of interest shortfall it would have incurred had its interest rate for such Distribution Date been limited by the Net WAC (the "Net WAC Shortfall").

                          The interest payable on a Capped Class may be increased by an amount up to its Net WAC Shortfall by redirecting interest otherwise payable to the Variable Servicing Fee for such Distribution Date. The aggregate amount of such Variable Servicing Fee available to pay Net WAC Shortfalls is referred to as the "Available Variable Servicing Fee Redirected Amount".

                          The additional interest payable to each Capped Class to cover its Net WAC Shortfall (the "Cap Coverage Amount") is equal to the lesser of (a) its Net WAC Shortfall and (b) the product of (x) the Available Variable Servicing Fee Redirected Amount and (y) the ratio of its Net WAC Shortfall to the aggregate Net WAC Shortfall for all Capped Classes. The interest rate paid to each Capped Class including its Cap Coverage Amount is equal to its Adjusted Net WAC Cap, as defined below.

Adjusted Net WAC Cap:     With respect to any Capped Class, the sum of (i) the
                          Net WAC and (ii) the product of 12 and a fraction, the numerator of which is its Cap Coverage Amount and the denominator of which is the principal balance of such Class immediately prior to such Distribution Date.

Mortgage Loans:           As of the Cut-off Date, the aggregate principal
                          balance of the statistical calculation mortgage loans is approximately $1,929,958,305 (the "Mortgage
                          Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). As of the Cut-off Date, approximately 72.62% of the Statistical Calculation
                          Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Mortgage
                          Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        6            RESIDENTIAL MORTGAGE FINANCE

                          The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of 5%, in the case of the Senior Certificates, and 10%, in the case of the Subordinate Certificates, from the amounts shown on the front cover hereof.

Credit Enhancement:       Senior/subordinate, shifting interest structure. The
                          credit enhancement information shown below is subject to final rating agency approval.

                          Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.

                          Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.75]% total subordination.

                          Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [0.95]% total subordination.

                          Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.55]% total subordination.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        7            RESIDENTIAL MORTGAGE FINANCE

Shifting Interest:        Until the first Distribution Date occurring after
                          January 2010, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                          (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                          Certificates has doubled prior to such date, as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                          Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                          The prepayment percentages on the Subordinate Certificates are as follows:

                          Periods:                       Unscheduled Principal Payments (%)
                          --------                       ----------------------------------
                          February 2003 - January 2010           0% of Pro Rata Share
                          February 2010 - January 2011          30% of Pro Rata Share
                          February 2011 - January 2012          40% of Pro Rata Share
                          February 2012 - January 2013          60% of Pro Rata Share
                          February 2013 - January 2014          80% of Pro Rata Share
                          February 2014 and after              100% of Pro Rata Share

                          Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in February 2006 (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in February 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments if the credit enhancement provided by the Subordinate Certificates has at least doubled.

                          Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:          Any realized losses, other than excess losses, on the
                          Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                          Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        8            RESIDENTIAL MORTGAGE FINANCE

Certificates Priority
of Distributions:         Available funds from the Mortgage Loans will be
                          distributed in the following order of priority:

                          1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                          2)   The variable servicing fee;

                          3) Class R Certificate, principal, until its balance is reduced to zero;

                          4) To the Class A Certificates, concurrently, paid pro-rata:

                                    (a)  To the Sequential Senior Certificates,
                                         sequentially, principal, until their
                                         respective certificate principal
                                         balances are reduced to zero;

                                    (b)  To the Pass Through Senior
                                         Certificates, principal until their
                                         certificate principal balances are
                                         reduced to zero;

                          5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                          6) Class B-1 Certificates, principal allocable to such Class, until its principal balance has been reduced to zero;

                          7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                          8) Class B-2 Certificates, principal allocable to such Class, until its principal balance has been reduced to zero;

                          9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                          10) Class B-3 Certificates, principal allocable to such Class, until its principal balance has been reduced to zero;

                          11) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                          12)  Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        9            RESIDENTIAL MORTGAGE FINANCE

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        10           RESIDENTIAL MORTGAGE FINANCE

                           Price-Yield Table: Class X

-----------------------------------------------------------------------------------------
% CPR                 10%                15%                20%                25%
-----------------------------------------------------------------------------------------
Price           Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration
-----------------------------------------------------------------------------------------
    5-04        68.35     0.96     60.95     0.98     53.34     1.01     45.49     1.04
    5-08        66.01              58.66              51.12              43.33
    5-12        63.77              56.48              48.99              41.26
    5-16        61.64              54.40              46.96              39.29
    5-20        59.59              52.40              45.02              37.40

    5-24        57.64     1.08     50.49     1.11     43.16     1.14     35.60     1.17
    5-28        55.76              48.66              41.38              33.87
    6-00        53.96              46.91              39.67              32.21
   6.-04        52.23              45.22              38.03              30.61
   6.-08        50.56              43.60              36.45              29.07

    6-12        48.96     1.19     42.03     1.22     34.93     1.25     27.60     1.29
    6-16        47.42              40.53              33.46              26.17
    6-20        45.93              39.07              32.05              24.80
    6-24        44.49              37.67              30.68              23.47
    6-28        43.10              36.32              29.36              22.19

    7-00        41.75     1.30     35.01     1.33     28.09     1.37     20.96     1.41
    7-04        40.45              33.74              26.86              19.76
    7-08        39.20              32.51              25.66              18.60
    7-12        37.98              31.32              24.51              17.48
    7-16        36.79              30.17              23.39              16.39

    7-20        35.65     1.40     29.05     1.43     22.30     1.47     15.33     1.52
    7-24        34.53              27.96              21.24              14.31
    7-28        33.45              26.91              20.22              13.31
    8-00        32.40              25.89              19.22              12.34
    8-04        31.38              24.89              18.25              11.40

    8-08        30.38     1.49     23.92     1.53     17.31     1.57     10.49     1.62
    8-12        29.42              22.98              16.39               9.60
    8-16        28.47              22.06              15.50               8.73
    8-20        27.55              21.16              14.63               7.88
    8-24        26.66              20.29              13.78               7.06

    8-28        25.79     1.58     19.44     1.62     12.95     1.67      6.26     1.72
-----------------------------------------------------------------------------------------
Average Life          3.71               3.28               2.90               2.56
-----------------------------------------------------------------------------------------
First Int Pay       2/25/2003          2/25/2003          2/25/2003          2/25/2003
-----------------------------------------------------------------------------------------
Last Int Pay       11/25/2007         11/25/2007         11/25/2007         11/25/2007
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
% CPR                 30%                 40%                50%              60%
--------------------------------------------------------------------------------------------
Price           Yield   Duration    Yield   Duration    Yield   Duration   Yield    Duration
--------------------------------------------------------------------------------------------
    5-04        37.35     1.07      20.11     1.15       0.15     1.21     -24.63     1.26
    5-08        35.25               18.14               -1.71              -26.42
    5-12        33.24               16.27               -3.48              -28.14
    5-16        31.33               14.48               -5.16              -29.78
    5-20        29.50               12.77               -6.78              -31.34

    5-24        27.75     1.21      11.14     1.29      -8.33     1.36     -32.85     1.40
    5-28        26.07                9.57               -9.81              -34.29
    6-00        24.46                8.06              -11.24              -35.68
   6.-04        22.91                6.62              -12.61              -37.01
   6.-08        21.42                5.23              -13.93              -38.30

    6-12        19.99     1.33       3.89     1.43     -15.20     1.50     -39.54     1.54
    6-16        18.61                2.60              -16.42              -40.73
    6-20        17.28                1.36              -17.60              -41.89
    6-24        15.99                0.16              -18.73              -43.00
    6-28        14.75               -1.00              -19.83              -44.08

    7-00        13.55     1.45      -2.12     1.56     -20.90     1.64     -45.12     1.67
    7-04        12.39               -3.20              -21.93              -46.13
    7-08        11.27               -4.25              -22.92              -47.11
    7-12        10.18               -5.26              -23.89              -48.06
    7-16         9.13               -6.25              -24.82              -48.98

    7-20         8.10     1.56      -7.20     1.68     -25.73     1.76     -49.87     1.79
    7-24         7.11               -8.13              -26.61              -50.74
    7-28         6.14               -9.02              -27.47              -51.58
    8-00         5.21               -9.90              -28.30              -52.40
    8-04         4.30              -10.75              -29.11              -53.20

    8-08         3.41     1.67     -11.57     1.79     -29.90     1.88     -53.98     1.91
    8-12         2.55              -12.38              -30.66              -54.73
    8-16         1.71              -13.16              -31.41              -55.47
    8-20         0.89              -13.92              -32.14              -56.19
    8-24         0.09              -14.67              -32.85              -56.89

    8-28        -0.69     1.77     -15.39     1.90     -33.54     2.00     -57.58     2.02
--------------------------------------------------------------------------------------------
Average Life          2.26                1.76                1.35                1.03
--------------------------------------------------------------------------------------------
First Int Pay       2/25/2003          2/25/2003           2/25/2003           2/25/2003
--------------------------------------------------------------------------------------------
Last Int Pay       11/25/2007         11/25/2007           5/25/2007           5/25/2006
--------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        11            RESIDENTAL MORTGAGE FINANCE